UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2012

Dynacq Healthcare, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-21574	76-0375477
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4301 Vista Road

Pasadena, Texas 77504

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (713) 378-2000

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 8, 2012, the Board of Directors (the “Board”) of Dynacq Healthcare, Inc. (the “Company”) placed Mr. Philip Chan on paid administrative leave from his position as Chief Financial Officer of the Company pending the results of an investigation, as discussed in our Current Report on Form 8-K filed with the Commission on August 9, 2012. On August 23, 2012, the Board received an interim report from its outside legal counsel regarding the status of the investigation, which is ongoing. The Board has extended Mr. Chan’s paid administrative leave, to be reviewed periodically pending the conclusion of the investigation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Dynacq Healthcare, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DYNACQ HEALTHCARE, INC.

Date: August 24, 2012	By:	/s/ Eric Chan
Eric Chan
Chief Executive Officer